U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549
                               __________________



                                     FORM  8-K
                                 CURRENT  REPORT
          Pursuant  to  Section  13  or  15(d)  of  the  Securities  Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):  September  8,  2003
                                                          ------------------


                            Apache  Motor Corporation
                            -------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


       Nevada                     0-33149                  76-0603927
       ------                  ------------                ----------

 (State  or  other              (Commission            (I.R.S.  Employer
   Jurisdiction                 File  Number)         Identification  No.)
 of  incorporation)


   938  N.  200  Street,  Suite  B
   Shoreline,  Washington                             98133
   ----------------------------------------           -------
   (Address  of  principal  executive  offices)     (Zip  Code)


Registrant's  telephone  number,  including  area  code:  (206)  533-2252
                                                         -----------------

ITEM  5.  Other  Events

Effective September 8, 2003, Mr. Piers VanZiffle was elected a Director of the Company. Effective October 15, 2003, Mr. Adam Jenn was elected a Director of the Company.

Effective May 6, 2004, the Company accepted the voluntary resignation of Christine Cerisse from her position as Director of the Company. Effective May 6, 2004, Mr. Daniel Goldman was appointed a Director of the Company.

The Company is pleased to announce that Adam Jenn has accepted his appointment as President, Secretary and Director of the Company. The Company is pleased to announce that Piers VanZiffle has accepted his appointment as Treasurer and Director of the Company. The Company is pleased to announce that Daniel Goldman has accepted his appointment as a Director and Chief Executive Officer of the Company.

The current Board of Directors of Apache Motor Corporation now consists of: Adam Jenn, President and Secretary; Piers VanZiffle, Treasurer; Daniel Goldman, Chief Executive Officer.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      APACHE  MOTOR  CORPORATION


May  17,  2004                    By:    /s/  Adam  Jenn
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   (Date)                       Name:      Adam  Jenn
 ----------                      ----------------------------------
                             Its:       President
                                ----------------------------------